SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE, dated this 25th day of August, 2009, between Walton CWCA Miramar GL 74, LLC, an Illinois Corporation, ("Landlord") and RF Industries LTD., a Nevada corporation ("Lessee") for the premises located in the City of San Diego, State of California, commonly known as 7616 Miramar Road, Suite 5200 in the Miramar Business Park (the "Premises").

WITNESSETH:

WHEREAS, Landlord and Lessee entered into that certain Lease with a Lease Reference Date of January 8th, 2009 for Suites 4300, 4400, 6000, 6002 and 7200 (collectively, the "Lease"); and

WHEREAS, Landlord and Tenant desire to amend the Lease as more fully set forth below.

1. **Expansion of Premises.** As of September 1, 2009 the Lease will include the expansion premises commonly known as 7616 Miramar Road, Suite 5200 in the Miramar Business Park. The Rental Schedule and term for the Expansion Premises (which is in addition to the rent payable in the Lease) is as follows:

Period		Rentable Square	Annual Base Rent	Annual Base	Monthly Installment
from	through	Footage	Per Square Foot	Rent	of Base Rent
9/1/2009	9/30/2009	2,321	$0.00	$0.00	$0.00
10/1/2009	8/31/2010	2,321	$9.60	$22,281.60	$1,856.80
9/1/2010	8/31/2011	2,321	$9.88	$22,950.05	$1,912.50
9/1/2011	8/31/2012	2,321	$10.17	$23,604.57	$1,967.04
9/1/2012	8/31/2013	2,321	$10.47	$24,300.78	$2,025.07
9/1/2013	3/31/2014	2,321	$10.79	$25,043.60	$2,086.97

All such monthly installments of Base Rent shall be payable by Lessee monthly on the first day of each month in accordance with the terms of the Lease. The pre-existing Lease terms for the additional rent, Common Area Operating Expenses, Real Property Taxes, Insurance and other charges and obligations shall remain in full force and effect.

2. **Incorporation**. Except as modified herein, all other terms and conditions of the Lease between the parties above described, as attached hereto, shall continue in full force and effect.

3. **Limitation of Landlord's Liability**. Redress for any claims against Landlord under this Amendment or under the Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the Premises are a part. The obligations of Landlord under this Amendment and the Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or

board of directors and officers, as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or its investment manager.

4. **Tenant Improvement Allowance**. Tenant shall have Landlord's approval to complete the Improvements to the Premises as described in attached Exhibit A.

Tenant may use the Services of TG Hill Backhoe services to complete the improvements so long as TG Hill Backhoe services provide the additional insured requirements. All improvements will be completed in a quality, workmanlike manner reasonable for industrial parks within the Miramar area.

Upon completion of the Improvements, Landlord's inspection and approval of the quality of the work and receipt of any required lien releases, Landlord shall reimburse to Tenant the amount of the Improvements, not to exceed fourteen thousand dollars and no cents ($14,000.00). The amount reimbursed shall be paid to Tenant no later than thirty (30) days after receipt of an invoice from Tenant and the completion of the requirements listed herein.

5. **Security Deposit.** No additional security deposit shall be required.

6. **Commissions:** Landlord shall pay Brian Ffrench of Studley, as Tenant's representative, a standard leasing commission equal to four percent (4%) of the aggregate rental paid by Tenant (as defined in Section 1 of this Second Amendment to Lease). Said commission shall be paid upon mutual Lease Amendment execution.

IN WITNESS WHEREOF, Landlord and Tenant have executed the Amendment as of the day and year first written above.

LANDLORD:	**TENANT:**
Walton CWCA Miramar GL 74, LLC, a Delaware limited liability company	RF Industries LTD., a Nevada corporation
By: WCV Commercial Properties Inc., an Illinois corporation, it's authorized agent	
By: [signature]	By: [signature]
Name: Robert Munson	Name: Howard Hill
Title: Vice President, Regional Asset Manager	Title: President/CEO
Date: ________, 2009	Date: 8/20, 2009

HH

EXHIBIT A


OFFICE
OFFICE
OFFICE
RECEPTION
OPEN OFFICE
OPEN OFFICE
WAREHOUSE

MIRAMAR BUSINESS PARK

7616 MIRAMAR ROAD
SAN DIEGO, CA.

SUITE 52
2,321 SQUARE FEET

FOR MORE INFORMATION PLEASE CONTACT:

JAY ALEXANDER
RYAN GROVE
ARNIE FRIEDMAN
858.455.1515

COLLIERS INTERNATIONAL
4660 LA JOLLA VILLAGE DRIVE
SUITE 100
SAN DIEGO, CA.


N

KEY PLAN

EXHIBIT A



OFFICE
OFFICE
OFFICE
WAREHOUSE
RECEPTION
OPEN OFFICE
OPEN OFFICE
REMOVE WALLS
NEW WALL



N
PROJ. NORTH

KEY PLAN

MIRAMAR BUSINESS PARK

7616 MIRAMAR ROAD
SAN DIEGO, CA.

SUITE 52
2,321 SQUARE FEET

FOR MORE INFORMATION PLEASE CONTACT:

JAY ALEXANDER
RYAN GROVE
ARNIE FRIEDMAN
858.455.1515

COLLIERS INTERNATIONAL
4660 LA JOLLA VILLAGE DRIVE
SUITE 100
SAN DIEGO, CA.